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                                                                    Exhibit 99.2



              UNITED NATIONAL BANCORP AND CONSOLIDATED SUBSIDIARIES

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         This Certification is to accompany the Quarterly Report of United National Bancorp (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission (the "Report").

         I, Alfred J. Soles, Vice President & Treasurer (Principal Financial Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Alfred J. Soles
-------------------------
ALFRED J. SOLES
Vice President & Treasurer (Principal Financial Officer),
United National Bancorp
August 14, 2002